Twin Oak Active Opportunities ETF
Schedule of Investments
August 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%(a)	Shares		Value
iShares Ultra Short Duration Bond Active ETF	374,264		$ 18,919,045
JPMorgan Ultra-Short Income ETF	417,650		21,108,031
Vanguard S&P 500 ETF (b)	288,435		203,314,947
TOTAL EXCHANGE TRADED FUNDS (Cost $200,402,376)			243,342,023

TOTAL INVESTMENTS - 99.9% (Cost $200,402,376)			243,342,023
Other Assets in Excess of Liabilities - 0.1%		0.00129	315,515
TOTAL NET ASSETS - 100.0%			$ 243,657,538

Percentages are stated as a percent of net assets.

(a)	The Fund is subject to the investment performance and risks of these underlying ETFs. A significant decline in the value of any of these ETFs could have a material adverse effect on the Fund’s NAV.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

Twin Oak Active Opportunities ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 243,342,023	$ –	$ –	$ 243,342,023
Total Investments	$ 243,342,023	$ –	$ –	$ 243,342,023

Refer to the Schedule of Investments for further disaggregation of investment categories.